SECURITIES AND EXCHANGE COMMISSION



                           Washington, D.C. 20549




                                  FORM 8-K


                               CURRENT REPORT



   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported) October 15, 1995


                           Richfood Holdings, Inc.
           (Exact name of registrant as specified in its charter)


          Virginia                    1-16900              54-1438602
(State or other jurisdiction         (Commission         (IRS Employer
  of incorporation)                  File Number)      Identification No.)



        23111               8528 Richfood Road, Mechanicsville, Virginia
      (Zip Code)              (Address of principal executive offices)


Registrant's telephone number, including area code     (804) 746-6000


Item 2.  Acquisition or Disposition of Assets.

     Effective October 15, 1995 (the "Effective Time"), SR Acquisition, Inc., a wholly-owned subsidiary of Richfood Holdings, Inc. ("Richfood"), was merged (the "Merger") with and into Super Rite Corporation ("Super Rite") pursuant to an Agreement and Plan of Reorganization, dated as of June 26, 1995, and amended as of October 13, 1995 (the "Agreement"), and a related Plan of Merger. As a result, at the Effective Time, Super Rite became a wholly-owned subsidiary of Richfood and each outstanding share of common stock, no par value, $.01 stated value per share, of Super Rite ("Super Rite Common Stock") was converted into the right to acquire 1.0205 shares of common stock, no par value, of Richfood ("Richfood Common Stock"). Richfood issued 9,770,188 shares of Richfood Common stock in the Merger, resulting in former Super Rite shareholders holding approximately 31 percent of the outstanding shares of Richfood Common Stock. The Merger and the issuance of Richfood Common Stock in connection with the Merger were approved by the shareholders of Super Rite and Richfood at separate meetings held on October 12, 1995.

     Super Rite is a full service grocery wholesaler and retailer headquartered in Harrisburg, Pennsylvania that will operate as a wholly-owned subsidiary of Richfood. Additional information with respect to the Merger is set forth in the Joint Proxy Statement/Prospectus, which is incorporated herein by reference as included in Richfood's Registration Statement on Form S-4 (File No. 33-62413).

Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits.

     (a)  Financial Statements of Businesses Acquired

          (1) The following financial statements, notes and auditors' report, as included in the Super Rite Annual Report on Form 10-K for the fiscal year ended March 4, 1995, and as amended by Form 10-K/A filed on September 6, 1995 (Commission File No. 0-17965), are incorporated herein by reference:

               (i) Consolidated Balance Sheets as of March 4, 1995, and February 26, 1994;

               (ii) Consolidated Statements of Income for the fifty-three week period ended March 4, 1995, and for each of the fifty-two week periods in the two-year period ended February 26, 1994;

              (iii) Consolidated Statements of Cash Flows for the
                    fifty-three week period ended March 4, 1995, and for each of the fifty-two week periods in the two-year period ended February 26, 1994;

               (iv) Notes to Consolidated Financial Statements; and


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               (v)  Report of Coopers & Lybrand L.L.P., Independent
                    Accountants, dated April 21, 1995, except for the sixth paragraph of Note 6 which is dated as of May 5, 1995.

          (2) The following financial statements, notes and review letter, included in the Super Rite Quarterly Report on Form 10-Q for the fiscal quarter ended September 2, 1995 (Commission File No. 0-17965), are incorporated herein by reference:

               (i)  Condensed Consolidated Balance Sheet as of September 2,
                    1995;

               (ii) Condensed Consolidated Statements of Income for the
                    thirteen weeks ended September 2, 1995, and August 27, 1994, and for the twenty-six weeks then ended;

              (iii) Statements of Condensed Consolidated Cash Flows
                    for the twenty-six weeks ended September 2, 1995, and August 27, 1994;

               (iv) Notes to Condensed Consolidated Financial Statements;
                    and

               (v)  Review letter of Coopers & Lybrand, L.L.P.

     (b)  Pro Forma Financial Information

               The following pro forma financial information is incorporated herein by reference to pages F-3 to F-10 of the Joint Proxy Statement/Prospectus of Richfood and Super Rite dated September 7, 1995, included as part of Richfood's Registration Statement on Form S-4 (File No. 33-62413):

          (1) Unaudited Pro Forma Combined Condensed Balance Sheet as of July 22, 1995;

          (2) Unaudited Pro Forma Combined Condensed Statement of Earnings for the fiscal quarters ended July 22, 1995, and July 23, 1994, and for each of the fiscal years ended April 29, 1995, April 30, 1994, and May 1, 1993; and

          (3)  Notes to Unaudited Pro Forma Financial Information.



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     (c)  Exhibits

               The following exhibits are filed herewith:

          Exhibit
          Number         Document

            2.1 Agreement and Plan of Reorganization, dated June 26, 1995, by and between Richfood Holdings, Inc. and Super Rite Corporation (incorporated herein by reference to Richfood's Joint Proxy Statement/Prospectus, dated September 7, 1995, and filed with the Securities and Exchange Commission on September 7, 1995, as part of Richfood's Registration Statement on Form S-4 (File No. 33-62413))

            2.2 Amendment, dated as of October 13, 1995, to the Agreement and Plan of Reorganization, dated June 26, 1995, by and between Richfood Holdings, Inc. and Super Rite Corporation

            2.3 Plan of Merger (incorporated herein by reference to Richfood's Joint Proxy Statement/Prospectus, dated September 7, 1995, and filed with the Securities and Exchange Commission on September 7, 1995, in connection with Richfood's Registration Statement on Form S-4 (File No. 33-62413))

            4.1 Form of Indenture, among Super Rite Foods, Inc., the guarantors named therein and Dauphin Deposit Bank and Trust (incorporated herein by reference to Exhibit 4(n) to the Registration Statement on Form S-1 of Super Rite Foods, Inc. filed with the Commission on April 7, 1992 (File No. 33-46161))

            4.2 Form of Super Rite Foods, Inc. 10 5/8% Senior Subordinated Notes due 2002 (incorporated herein by reference to Exhibit 4(o) to the Registration Statement on Form S-1 of Super Rite Foods, Inc. filed with the Commission on April 7, 1992 (File No. 33-46161))

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                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              RICHFOOD HOLDINGS, INC.
                                    (Registrant)


Date:  October 30, 1995            By:  /s/ John E. Stokely
                                             John E. Stokely
                                   President and Chief Operating Officer




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                               EXHIBIT INDEX

          Exhibit
          Number         Document                           Page

           2.1           Agreement and Plan of Reorganization, dated
                         June 26, 1995, by and between Richfood
                         Holdings, Inc. and Super Rite Corporation
                         (incorporated herein by reference to
                         Richfood's Joint Proxy Statement/Prospectus,
                         dated September 7, 1995, and filed with the
                         Securities and Exchange Commission on
                         September 7, 1995, as part of Richfood's
                         Registration Statement on Form S-4 (File No. 33-
                         62413))

           2.2 Amendment, dated as of October 13, 1995, to the Agreement and Plan of Reorganization by and between Richfood Holdings, Inc. and Super Rite Corporation

            2.3 Plan of Merger (incorporated herein by reference to Richfood's Joint Proxy Statement/Prospectus, dated September 7, 1995, and filed with the Securities and Exchange Commission on September 7, 1995, as part of Richfood's Registration Statement on Form S-4 (File No. 33-62413))

            4.1 Form of Indenture, among Super Rite Foods, Inc., the guarantors named therein and Dauphin Deposit Bank and Trust (incorporated herein by reference to Exhibit 4(n) to the Registration Statement on Form S-1 of Super Rite Foods, Inc. filed with the Commission on April 7, 1992 (File No. 33-46161))

            4.2 Form of Super Rite Foods, Inc. 10 5/8% Senior Subordinated Notes due 2002 (incorporated herein by reference to Exhibit 4(o) to the Registration Statement on Form S-1 of Super Rite Foods, Inc. filed with the Commission on April 7, 1992 (File No. 33-46161))



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